MERRILL LYNCH LARGE CAP GROWTH FOCUS FUND
                           of Mercury V.I. Funds, Inc.

  Supplement dated July 19, 2001 to the Prospectus and Statement of Additional
                        Information dated April 23, 2001

         Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers International Limited, and previously the Fund's Sub-Adviser, is now the Fund's Investment Adviser. Robert C. Doll, a Senior Vice President of FAM and its Chief Investment Officer, continues to be responsible for the day-to-day management of the Fund's portfolio.

Code #30116pmFvi-0401ALL